UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2020

SPHERE 3D CORP.
(Exact name of registrant as specified in its charter)

Ontario, Canada	001-36532	98-1220792
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.) of incorporation)

895 Don Mils Road, Bldg. 2, Suite 900 Toronto, Ontario	M3C 1W3
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (858) 571-5555

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered

Common Shares	ANY	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

Share Purchase Agreement

On August 3, 2020, Dale Allan Peters ("Peters"), as the beneficial shareholder of 101250 Investments Ltd. ("101 Invest"), a company existing under the laws of the Turks & Caicos Islands, entered into a Share Purchase Agreement with Sphere 3D Corp., an Ontario corporation ("Sphere") (the "Agreement").  As a result of the Agreement, 101 Invest will become a wholly-owned subsidiary of Sphere.

Under the terms of the Agreement, Sphere shall issue 480,000 common shares to Peters (the "Payment Shares"), subject to regulatory and NASDAQ approvals, for a purchase price of $1,560,000 or $3.25 per share.  All Payment Shares shall contain an appropriate legend, either statutory or contractual, which will restrict the resale of the Payment Shares for a period of six months and one day from the closing date.  In addition, Sphere shall holdback and retain 96,000 of the Payment Shares for a six-month period from the closing date in support of any breaches of representations and warranties by Peters under the Agreement.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, copy of which is filed hereto as Exhibit 10.1 to this Current Report on Form 8-K.

Promissory Note

On August 4, 2020, Sphere entered into a Promissory Note (the "Note") with Rainmaker Worldwide Inc., a Nevada corporation ("Rainmaker"), pursuant to which Sphere loaned  Rainmaker $150,000 in exchange for the Note bearing interest at 10% per annum.  The principal and interest shall accrue monthly and be due and payable in full on or before the earlier of: (i) the closing of the date of the Merger Agreement dated July 14, 2020 by and among, Sphere, Rainmaker and S3D Nevada Inc., or (ii) February 28, 2021.

The foregoing summary of the terms of the Note are subject to, and qualified in its entirety by reference to the full text of the Note, a copy of which is filed hereto as Exhibit 4.1 to this Current Report on Form 8-K.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above with respect to the Agreement is incorporated herein by reference.

Item 3.02.  Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above with respect to the Payment Shares is incorporated herein by reference. The issuance of the Payment Shares is made in reliance upon the exclusion from the registration requirements of the Securities Act of 1933, as amended (the "Act"), pursuant to Regulation S.

Item 8.01   Other Events.

A copy of the press release issued by Sphere on August 4, 2020, is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

All references in this 8-K to dollars, unless otherwise specifically indicated, are expressed in United States currency.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

4.1	Promissory Note dated August 4, 2020
10.1	Share Purchase Agreement, dated August 3, 2020, between Sphere 3D Corp and Dale Allan Peters*
10.2	Press Release dated August 4, 2020

* Sphere has omitted schedules and other similar attachments to such agreement pursuant to Item 601(b) of Regulation S-K. Sphere will furnish a copy of such omitted document to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 7, 2020

SPHERE 3D CORP.

By: /s/ Peter Tassiopoulos

 Name: Peter Tassiopoulos

 Title: Chief Executive Officer

EXHIBIT INDEX

Form 8-K

Exhibit Number	Description

4.1	Promissory Note dated August 4, 2020
10.1	Share Purchase Agreement, dated August 3, 2020, between Sphere 3D Corp and Dale Allan Peters*
10.2	Press Release dated August 4, 2020

* Sphere has omitted schedules and other similar attachments to such agreement pursuant to Item 601(b) of Regulation S-K. Sphere will furnish a copy of such omitted document to the SEC upon request.